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                                                                      EXHIBIT 23


                         CONSENT OF INDEPENDENT ACCOUNTS



         We hereby consent to the incorporation by reference in this Amendment to Registration Statement on Form S-8 of our report dated March 13, 2001 relating to the financial statements, which appears in the 2000 Annual Report to Shareholders of Kmart Corporation, which is incorporated by reference in Kmart Corporation's Annual Report on Form 10-K for the year ended January 31, 2001.



                                                      PricewaterhouseCoopers LLP

Detroit, Michigan

August 23, 2001